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                                   COMPASS 2

                          HIGH YIELD VARIABLE ACCOUNT

                        SUPPLEMENT TO CURRENT PROSPECTUS

EFFECTIVE IMMEDIATELY, THE EXPENSE TABLE IN THE SECTION ENTITLED "EXPENSE SUMMARY" IS HEREBY RESTATED WITH RESPECT ONLY TO THE HIGH YIELD VARIABLE ACCOUNT AS FOLLOWS:

    CONTRACT OWNER TRANSACTION EXPENSES             HIGH YIELD VARIABLE ACCOUNT
    Sales Load Imposed on Purchases .............   0
    Deferred Sales Load (as a
    percentage of Purchase Payments
    withdrawn)(1)
          Years Payment in Account
            0-5 .................................   5%
            More than 5 .........................   0%
    Exchange Fee ................................   0%
    ANNUAL CONTRACT FEE                             $25 per Contract
    -------------------
    ANNUAL EXPENSES
    ---------------
    (as a percentage of average net assets)
    Management Fees .............................   0.75%
    Mortality and Expense Risk Fees .............   1.30%
    Other Expenses(2)                               0.24%
                                                    -----
     Total Annual Expenses(2)                        2.29%

(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn free of any withdrawal charge.

(2) The Variable Accounts have an expense offset arrangement which reduces a Variable Account's custodian fee based upon the amount of cash maintained by the Variable Account with its custodian and dividend disbursing agent, and may have entered into or may enter into brokerage arrangements that reduce or recapture Variable Account expenses. Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Total Annual Expenses" would be lower.

EFFECTIVE IMMEDIATELY, THE "EXAMPLE OF EXPENSES" UNDER THE SECTION ENTITLED "EXPENSE SUMMARY" IS HEREBY RESTATED WITH RESPECT ONLY TO THE HIGH YIELD VARIABLE ACCOUNT AS FOLLOWS:

                                    EXAMPLE

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                   YEAR 1      YEAR 3      YEAR 5      YEAR 10
                                   ------      ------      ------      -------
High Yield Variable Account         $68         $117        $168        $263

If you do not surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                   YEAR 1      YEAR 3      YEAR 5      YEAR 10
                                   ------      ------      ------      -------
High Yield Variable Account         $23         $72         $123        $263

               THE DATE OF THIS SUPPLEMENT IS DECEMBER 30, 2005.